SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2003

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 State Route 46 East Batesville, Indiana (Address of principal executive offices)	47006-8835 (Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

1

EXPLANATORY NOTE

This Form 8-K/A amends the Form 8-K dated February 6, 2003 filed by Hillenbrand Industries, Inc. on February 7, 2003 (the “Original Form 8-K”). The sole purpose of this amendment is to change the Item of Form 8-K under which information was reported in the Original Form 8-K so that the information is furnished under Item 9 of Form 8-K rather than filed under Item 5 of Form 8-K. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, each Item of the Original Form 8-K that is affected by this amendment has been amended and restated in its entirety.

Item 5. OTHER EVENTS

Not applicable.

Item 9. REGULATION FD DISCLOSURE

On February 6, 2003, the Company announced its earnings for the first quarter ended December 31, 2002. This announcement is more fully described in the press release included as Exhibit 99 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference.

This information is being furnished under Item 9. “Regulation FD Disclosure”. Such information, including the exhibit included under Item 7, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC.

DATE: July 30, 2003	BY: /s/ Scott K. Sorensen Scott K. Sorensen Vice President and Chief Financial Officer

DATE: July 30, 2003	BY: /s/ Gregory N. Miller Gregory N. Miller Vice President – Controller and Chief Accounting Officer

3